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                                                                       EXHIBIT 8

STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES,
                               FEBRUARY 22, 2000


          Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates Technology Crossover Management III, L.L.C. or such other person or entity as is designated in writing by Robert C. Bensky or Carla S. Newell (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with other reporting persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies (collectively, the "Reports"), with respect to the Reporting Person's ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

          Each Reporting Person hereby further authorizes and designates Robert
C. Bensky and Carla S. Newell (each, an "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or an Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

          The authority of the Designated Filer and each Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

          IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of February 22, 2000.


                         REPORTING PERSONS:

February 22, 2000        Technology Crossover Ventures, L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its General Partner

                         By: /s/ Jay C. Hoag
                             -----------------------------
                             Jay C. Hoag, Managing Member
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February 22, 2000   Technology Crossover Ventures, C.V.,
                    a Netherlands Antilles Limited Partnership

                    By: Technology Crossover Management, L.L.C.,
                        a Delaware Limited Liability Company,
                        Its Investment General Partner

                    By: /s/ Jay C. Hoag
                        -------------------------------------------------
                        Jay C. Hoag, Managing Member


February 22, 2000   Technology Crossover Management, L.L.C.,
                    a Delaware Limited Liability Company,

                    By: /s/ Jay C. Hoag
                        -------------------------------------------------
                        Jay C. Hoag, Managing Member


February 22, 2000   TCV II, V.O.F.,
                    a Netherlands Antilles General Partnership

                    By: Technology Crossover Management II, L.L.C.,
                        a Delaware Limited Liability Company,
                        Its Investment General Partner

                    By: /s/ Jay C. Hoag
                        -------------------------------------------------
                        Jay C. Hoag, Managing Member

February 22, 2000   Technology Crossover Ventures II, L.P.,
                    a Delaware Limited Partnership

                    By: Technology Crossover Management II, L.L.C.,
                        a Delaware Limited Liability Company,
                        Its General Partner

                    By: /s/ Jay C. Hoag
                        -------------------------------------------------
                        Jay C. Hoag, Managing Member
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February 22, 2000        TCV II (Q), L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management II, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its General Partner

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Managing Member

February 22, 2000        TCV II Strategic Partners, L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management II, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its General Partner

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Managing Member

February 22, 2000        Technology Crossover Ventures II, C.V.,
                         a Netherlands Antilles Limited Partnership

                         By: Technology Crossover Management II, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its Investment General Partner

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Managing Member

February 22, 2000        Technology Crossover Management II, L.L.C.,
                         a Delaware Limited Liability Company,

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Managing Member

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February 22, 2000        TCV III (GP),
                         a Delaware General Partnership

                         By: Technology Crossover Management III, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its Managing General Partner


                         By: /s/ Jay C. Hoag
                             -----------------------------
                             Jay C. Hoag, Managing Member


February 22, 2000        TCV III, L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management III, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its General Partner

                         By: /s/ Jay C. Hoag
                             ---------------------------------
                             Jay C. Hoag, Managing Member


February 22, 2000        TCV III(Q), L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management III, L.L.C.,
                             a Delaware Limited Liability Company,
                             Its General Partner

                         By: /s/ Jay C. Hoag
                             ---------------------------------
                             Jay C. Hoag, Managing Member
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February 22, 2000        TCV III Strategic Partners, L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management III, L.L.C., a Delaware Limited Liability Company,
                              Its General Partner

                         By:  /s/ Jay C. Hoag
                              -------------------------------------------
                              Jay C. Hoag, Managing Member


February 22, 2000        Technology Crossover Management III, L.L.C.,
                         a Delaware Limited Liability Company,

                         By:  /s/ Jay C. Hoag
                              -------------------------------------------
                              Jay C. Hoag, Managing Member



February 22, 2000        TCV IV, L.P.,
                         a Delaware Limited Partnership

                         By: Technology Crossover Management IV, L.L.C., a Delaware Limited Liability Company,
                              Its General Partner

                         By:  /s/ Jay C. Hoag
                              -------------------------------------------
                              Jay C. Hoag, Managing Member


February 22, 2000        Technology Crossover Management IV, L.L.C.,
                         a Delaware Limited Liability Company,

                         By:  /s/ Jay C. Hoag
                              -------------------------------------------
                              Jay C. Hoag, Managing Member


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February 22, 2000        TCV Franchise Fund, L.P.,
                         a Delaware Limited Partnership

                         By: TCVF Management, L.L.C.,
                             a Delaware Limited Liability Company
                             Its General Partner

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Managing Member

February 22, 2000        TCVF Management, L.L.C.,
                         a Delaware Limited Liability Company

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Managing Member

February 22, 2000        Mauna Kea Partners,
                         a Delaware General Partnership,

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Partner

February 22, 2000        Mauna Lani Partners,
                         a Delaware General Partnership,

                         By: /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag, Partner

February 22, 2000

                             /s/ Jay C. Hoag
                             --------------------------------------------
                             Jay C. Hoag
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February 22, 2000


                                   /s/ Richard H. Kimball
                                   ----------------------------
                                   Richard H. Kimball


February 22, 2000


                                   /s/ Robert C. Bensky
                                   ----------------------------
                                   Robert C. Bensky


February 22, 2000


                                   /s/ Jon Q. Reynolds
                                   ----------------------------
                                   Jon Q. Reynolds


February 22, 2000


                                   /s/ Marc S. Tesler
                                   ----------------------------
                                   Marc S. Tesler


February 22, 2000


                                   /s/ C. Toms Newby III
                                   ----------------------------
                                   C. Toms Newby III


February 22, 2000

                                   /s/ Michael G. Linnert
                                   ----------------------------
                                   Michael G. Linnert

February 22, 2000


                                   /s/ Christopher M. Nawn
                                   ----------------------------
                                   Christopher M. Nawn
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February 22, 2000

                                   /s/ Carla S. Newell
                                   -------------------------------
                                   Carla S. Newell

February 22, 2000

                                   /s/ Richard S. Friedman
                                   -------------------------------
                                   Richard S. Friedman


February 22, 2000                  /s/ A. Brooke Seawell
                                   -------------------------------
                                   A. Brooke Seawell